SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 3, 2003

R.H. DONNELLEY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-07155	13-2740040

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Manhattanville Road, Purchase, New York	10577

(Address of Principal Executive Offices)	(Zip Code)

R.H. DONNELLEY INC.*

(Exact Name of Registrant as Specified in Charter)

Delaware	333-59287	36-2467635

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Manhattanville Road, Purchase, New York	10577

(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code:	(914) 933-6400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation, which became subject to the filing requirements of Section 15(d) on October 1, 1998. As of March 3, 2003, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 9. Regulation FD Disclosure.

     On March 3, 2003, certain members of senior management of R.H. Donnelley Corporation (the “Company”) are scheduled to make a presentation at a media industry conference sponsored by Bear Stearns & Co.

     During its presentation at that conference, management intends to present a slide presentation, a copy of which is attached hereto as exhibit 99.1

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. DONNELLEY CORPORATION

By:	/s/ Robert J. Bush

Name: Robert J. Bush Title: Vice President and General Counsel

R.H. DONNELLEY INC.

By:	/s/ Robert J. Bush

Name: Robert J. Bush Title: Vice President and General Counsel

Date: March 3, 2003

3

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slide presentation given on March 3, 2003.

4